UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 12, 2006

                                 Hydromer, Inc.
             (Exact name of registrant as specified in its chapter)

           New Jersey                     0-10683                22-2303576
 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)

                      35 Industrial Parkway
                        Branchburg, N.J.                              08876
            (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (908) 722 - 5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  )  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events
-----------------------

Press Release Announcing Highly Lubricious Biopolymer F201 (Evaluation Phase)

                                  EXHIBIT INDEX

            Exhibit No.          Description of Exhibit
            -----------          ----------------------

            99.20                Press Release issued October 12, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Hydromer, Inc.
                                                     -----------------------
                                                           Registrant

                                                        /s/ Robert Y. Lee
                                                     -----------------------
Date   October 12, 2006                                   Robert Y. Lee
       ----------------                              Chief Financial Officer